Other Income (Expenses), Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Nonoperating Income (Expense) [Abstract]
Pension non-service cost	$ 15,757	$ 20,906	$ (6,596)
Revaluation of investments	(7,301)	(19,536)	(2,963)
Gain (loss) on sale of investments	11,790	2,043	0
Gain on termination of pension	10,219	0	0
Insurance compensation	0	0	5,200
Other	(1,356)	405	(428)
Other income, net	29,109	$ 3,818	$ (4,787)
Net gain on termination of pension	$ 10,200